RETIREMENT BENEFIT OBLIGATIONS	12 Months Ended
Dec. 31, 2021
Disclosure of employee benefits [Abstract]
RETIREMENT BENEFIT OBLIGATIONS
NOTE 34: RETIREMENT BENEFIT OBLIGATIONS

	2021	2020	2019
	£m	£m	£m
Charge to the income statement
Defined benefit pension schemes	234	244	241
Other post-retirement benefit schemes	2	3	4
Total defined benefit schemes	236	247	245
Defined contribution pension schemes	302	319	287
Total charge to the income statement (note 11)	538	566	532

	2021	2020
	£m	£m
Amounts recognised in the balance sheet
Retirement benefit assets	4,531	1,714
Retirement benefit obligations	(230)	(245)
Total amounts recognised in the balance sheet	4,301	1,469
The total amounts recognised in the balance sheet relate to:

	2021	2020
	£m	£m
Defined benefit pension schemes	4,404	1,578
Other post-retirement benefit schemes	(103)	(109)
Total amounts recognised in the balance sheet	4,301	1,469
Pension schemes
Defined benefit schemes
(i)Characteristics of and risks associated with the Group’s schemes
The Group has established a number of defined benefit pension schemes in the UK and overseas. All significant schemes are based in the UK, with the three most significant being the main sections of the Lloyds Bank Pension Scheme No. 1, the Lloyds Bank Pension Scheme No. 2 and the HBOS Final Salary Pension Scheme. At 31 December 2021, these schemes represented 94 per cent of the Group’s total gross defined benefit pension assets (2020: 94 per cent). These schemes provide retirement benefits calculated as a proportion of final pensionable salary depending upon the length of pensionable service; the minimum retirement age under the rules of the schemes at 31 December 2021 is generally 55, although certain categories of member are deemed to have a protected right to retire at 50.
The Group operates both funded and unfunded pension arrangements; the majority, including the three most significant schemes, are funded schemes in the UK. All of these UK funded schemes are operated as separate legal entities under trust law, are in compliance with the Pensions Act 2004 and are managed by a Trustee Board (the Trustee) whose role is to ensure that their scheme is administered in accordance with the scheme rules and relevant legislation, and to safeguard the assets in the best interests of all members and beneficiaries. The Trustee is solely responsible for setting investment policy and for agreeing funding requirements with the employer through the funding valuation process. The Board of Trustees must be composed of representatives of the scheme membership along with a combination of independent and employer appointed trustees to comply with legislation and scheme rules.
A valuation to determine the funding status of each scheme is carried out at least every three years, whereby scheme assets are measured at market value and liabilities (technical provisions) are measured using prudent assumptions. If a deficit is identified a recovery plan is agreed between the employer and the scheme Trustee and sent to the Pensions Regulator for review. The Group has not provided for these deficit contributions as the future economic benefits arising from these contributions are expected to be available to the Group. The Group’s overseas defined benefit pension schemes are subject to local regulatory arrangements.
The most recent triennial funding valuations of the Group's three main defined benefit pension schemes showed an aggregate ongoing funding deficit of £7.3 billion as at 31 December 2019 (a funding level of 85.7 per cent) compared to a £7.3 billion deficit at 31 December 2016 (a funding level of 85.9 per cent). The revised deficit now includes an allowance for the impact of RPI reform announced by the Chancellor of the Exchequer in November 2020, and which is subject to judicial review in 2022. The latest annual update as at 31 December 2020 showed the funding deficit had improved to £6.0 billion. Under the agreed recovery plan, £0.8 billion plus a further 30 per cent of in-year capital distributions to ordinary shareholders, up to a limit on total deficit contributions of £2.0 billion per annum, is payable from 2021 until the 2019 deficit has been removed. The deficit contributions are in addition to the regular contributions to meet benefits accruing over the year, and to cover the expenses of running the schemes. £1.1 billion of deficit contributions were paid to these schemes in 2021. The Group expects to pay contributions of at least £1.1 billion to its defined benefit schemes in 2022.
During 2009, the Group made one-off contributions to the Lloyds Bank Pension Scheme No. 1 and Lloyds Bank Pension Scheme No. 2 in the form of interests in limited liability partnerships for each of the two schemes which hold assets to provide security for the Group’s obligations to the two schemes. At 31 December 2021, the limited liability partnerships held assets of £7.4 billion. The limited liability partnerships are consolidated fully in the Group’s balance sheet.
The Group has also established three private limited companies which hold assets to provide security for the Group’s obligations to the HBOS Final Salary Pension Scheme, a section of the Lloyds Bank Pension Scheme No. 1 and the Lloyds Bank Offshore Pension Scheme. At 31 December 2021 these held assets of £5.8 billion in aggregate. The private limited companies are consolidated fully in the Group’s balance sheet. The terms of these arrangements require the Group to maintain assets in these vehicles to agreed minimum values in order to secure obligations owed to the relevant Group pension schemes. The Group has satisfied this requirement during 2021.
The last funding valuations of other Group schemes were carried out on a number of different dates. In order to report the position under IAS 19 as at 31 December 2021, the most recent valuation results for all schemes have been updated by qualified independent actuaries. The funding valuations use a more prudent approach to setting the discount rate and more conservative longevity assumptions than the IAS 19 valuations.
In a judgment in 2018, the High Court confirmed the requirement to equalise the Guaranteed Minimum Pension (GMP) benefits of men and women accruing between 1990 and 1997 from contracting out of the State Earnings Related Pension Scheme. The Group recognised a past service cost of £108 million in respect of equalisation in 2018 and, following agreement of the detailed implementation approach with the Trustee, a further £33 million was recognised in 2019. A further hearing was held during 2020 which confirmed the extent of the Trustee's obligation to revisit past transfers out of the schemes. The amount of any additional liability as a result of this judgment is still being reviewed but is not considered likely to be material.
(ii)Amounts in the financial statements

	2021	2020
	£m	£m
Amount included in the balance sheet
Present value of funded obligations	(47,130)	(49,549)
Fair value of scheme assets	51,534	51,127
Net amount recognised in the balance sheet	4,404	1,578

	2021	2020
	£m	£m
Net amount recognised in the balance sheet
At 1 January	1,578	550
Net defined benefit pension charge	(234)	(244)
Actuarial gains (losses) on defined benefit obligation	1,267	(5,443)
Return on plan assets	449	5,565
Employer contributions	1,344	1,149
Exchange and other adjustments	—	1
At 31 December	4,404	1,578

	2021	2020
	£m	£m
Movements in the defined benefit obligation
At 1 January	(49,549)	(45,241)
Current service cost	(213)	(206)
Interest expense	(704)	(914)
Remeasurements:
Actuarial (losses) gains – experience	(426)	493
Actuarial losses – demographic assumptions	(146)	(218)
Actuarial gains (losses) – financial assumptions	1,839	(5,718)
Benefits paid	2,034	2,254
Past service cost	(11)	(5)
Settlements	22	20
Exchange and other adjustments	24	(14)
At 31 December	(47,130)	(49,549)

	2021	2020
	£m	£m
Analysis of the defined benefit obligation
Active members	(5,837)	(6,550)
Deferred members	(16,167)	(17,647)
Pensioners	(23,171)	(23,409)
Dependants	(1,955)	(1,943)
	(47,130)	(49,549)

	2021	2020
	£m	£m
Changes in the fair value of scheme assets
At 1 January	51,127	45,791
Return on plan assets excluding amounts included in interest income	449	5,565
Interest income	733	937
Employer contributions	1,344	1,149
Benefits paid	(2,034)	(2,254)
Settlements	(23)	(22)
Administrative costs paid	(38)	(54)
Exchange and other adjustments	(24)	15
At 31 December	51,534	51,127
The expense recognised in the income statement for the year ended 31 December comprises:

	2021	2020	2019
	£m	£m	£m
Current service cost	213	206	201
Net interest amount	(29)	(23)	(48)
Settlements	1	2	1
Past service cost – plan amendments	11	5	44
Plan administration costs incurred during the year	38	54	43
Total defined benefit pension expense	234	244	241
(iii)Composition of scheme assets

	2021			2020
	Quoted	Unquoted	Total	Quoted	Unquoted	Total
	£m	£m	£m	£m	£m	£m
Equity instruments	617	36	653	616	45	661
Debt instruments[1]:
Fixed interest government bonds	10,512	—	10,512	11,328	—	11,328
Index-linked government bonds	23,969	—	23,969	21,058	—	21,058
Corporate and other debt securities	13,399	—	13,399	12,736	—	12,736
	47,880	—	47,880	45,122	—	45,122
Property	—	139	139	—	136	136
Pooled investment vehicles	1,192	13,346	14,538	650	13,022	13,672
Money market instruments, cash, derivatives and other assets and liabilities	319	(11,995)	(11,676)	812	(9,276)	(8,464)
At 31 December	50,008	1,526	51,534	47,200	3,927	51,127
1Of the total debt instruments, £42,568 million (2020: £39,439 million) were investment grade (credit ratings equal to or better than ‘BBB’).
The assets of all the funded plans are held independently of the Group’s assets in separate trustee-administered funds.
The pension schemes’ pooled investment vehicles comprise:

	2021	2020
	£m	£m
Equity funds	3,696	3,169
Hedge and mutual funds	1,407	2,181
Alternative credit funds	3,884	4,072
Property funds	1,541	1,551
Infrastructure funds	1,389	1,405
Liquidity funds	2,031	847
Bond and debt funds	561	396
Other	29	51
At 31 December	14,538	13,672
The Trustee’s approach to investment is focused on acting in the members’ best financial interests, with the integration of ESG (Environmental, Social and Governance) considerations into investment management processes and practices. This policy is reviewed annually (or more frequently as required) and has been shared with the schemes’ investment managers for implementation.
(iv)Assumptions
The principal actuarial and financial assumptions used in valuations of the defined benefit pension schemes were as follows:

	2021	2020
	%	%
Discount rate	1.94	1.44
Rate of inflation:
Retail Price Index (RPI)	3.21	2.80
Consumer Price Index (CPI)	2.92	2.41
Rate of salary increases	0.00	0.00
Weighted-average rate of increase for pensions in payment	2.88	2.61
On 25 November 2020 the Chancellor of the Exchequer announced the outcome of a consultation into a reform of the calculation of RPI. It is now expected that from 2030 RPI will be aligned with CPIH (the Consumer Price Index including owner-occupiers' housing costs). To determine the RPI assumption a term-dependent inflation curve has been used adjusting for an assumed inflation risk premium. In the period to 2030 a gap of 100 basis points has been assumed between RPI and CPI; thereafter no gap has been assumed. The RPI reform is subject to judicial review in 2022, and its outcome may impact these assumptions in the future.

	2021	2020
	Years	Years
Life expectancy for member aged 60, on the valuation date:
Men	27.1	27.0
Women	29.1	29.0
Life expectancy for member aged 60, 15 years after the valuation date:
Men	28.1	28.1
Women	30.3	30.2
The mortality assumptions used in the UK scheme valuations are based on standard tables published by the Institute and Faculty of Actuaries which were adjusted in line with the actual experience of the relevant schemes. The table shows that a member retiring at age 60 at 31 December 2021 is assumed to live for, on average, 27.1 years for a male and 29.1 years for a female. In practice there will be much variation between individual members but these assumptions are expected to be appropriate across all members. It is assumed that younger members will live longer in retirement than those retiring now. This reflects the expectation that mortality rates will continue to fall over time as medical science and standards of living improve. To illustrate the degree of improvement assumed, the table also shows the life expectancy for members aged 45 now, when they retire in 15 years’ time at age 60. The Group has considered the impact of COVID-19 and evidence to date indicates that this did not have a material impact on the defined benefit obligation. The Group uses the CMI mortality projections model and in line with actuarial industry recommendations has placed no weight on 2020 mortality experience.
(v)Amount, timing and uncertainty of future cash flows
Risk exposure of the defined benefit schemes
While the Group is not exposed to any unusual, entity-specific or scheme-specific risks in its defined benefit pension schemes, it is exposed to a number of significant risks, detailed below:
Inflation rate risk: The majority of the plans’ benefit obligations are linked to inflation both in deferment and once in payment. Higher inflation will lead to higher liabilities although this will be materially offset by holdings of inflation-linked gilts and, in most cases, caps on the level of inflationary increases are in place to protect against extreme inflation.
Interest rate risk: The defined benefit obligation is determined using a discount rate derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities although this will be materially offset by an increase in the value of bond holdings and through the use of derivatives.
Longevity risk: The majority of the schemes' obligations are to provide benefits for the life of the members so increases in life expectancy will result in an increase in the plans’ liabilities.
Investment risk: Scheme assets are invested in a diversified portfolio of debt securities, equities and other return-seeking assets. If the assets underperform the discount rate used to calculate the defined benefit obligation, it will reduce the surplus or increase the deficit. Volatility in asset values and the discount rate will lead to volatility in the net pension asset on the Group’s balance sheet and in other comprehensive income. To a lesser extent this will also lead to volatility in the pension expense in the Group’s income statement.
The ultimate cost of the defined benefit obligations to the Group will depend upon actual future events rather than the assumptions made. The assumptions made are unlikely to be borne out in practice and as such the cost may be higher or lower than expected.
Sensitivity analysis
The effect of reasonably possible changes in key assumptions on the value of scheme liabilities and the resulting pension charge in the Group’s income statement and on the net defined benefit pension scheme asset, for the Group’s three most significant schemes, is set out below. The sensitivities provided assume that all other assumptions and the value of the schemes’ assets remain unchanged, and are not intended to represent changes that are at the extremes of possibility. The calculations are approximate in nature and full detailed calculations could lead to a different result. It is unlikely that isolated changes to individual assumptions will be experienced in practice. Due to the correlation of assumptions, aggregating the effects of these isolated changes may not be a reasonable estimate of the actual effect of simultaneous changes in multiple assumptions.

	Effect of reasonably possible alternative assumptions
	Increase (decrease) in the income statement charge		(Increase) decrease in the net defined benefit pension scheme surplus
	2021	2020	2021	2020
	£m	£m	£m	£m
Inflation (including pension increases)[1]:
Increase of 0.1 per cent	12	11	481	531
Decrease of 0.1 per cent	(12)	(11)	(475)	(522)
Discount rate[2]:
Increase of 0.1 per cent	(24)	(20)	(774)	(866)
Decrease of 0.1 per cent	23	19	795	890
Expected life expectancy of members:
Increase of one year	44	39	1,934	2,146
Decrease of one year	(42)	(37)	(1,852)	(2,052)
1At 31 December 2021, the assumed rate of RPI inflation is 3.21 per cent and CPI inflation 2.92 per cent (2020: RPI 2.80 per cent and CPI 2.41 per cent).
2At 31 December 2021, the assumed discount rate is 1.94 per cent (2020: 1.44 per cent).
Sensitivity analysis method and assumptions
The sensitivity analysis above reflects the impact on the liabilities of the Group’s three most significant schemes which account for over 90 per cent of the Group’s defined benefit obligations. While differences in the underlying liability profiles for the remainder of the Group’s pension arrangements mean they may exhibit slightly different sensitivities to variations in these assumptions, the sensitivities provided above are indicative of the impact across the Group as a whole.
The inflation assumption sensitivity applies to the assumed rate of increase in both the Consumer Price Index (CPI) and the Retail Price Index (RPI), and includes the impact on the rate of increases to pensions, both before and after retirement. These pension increases are linked to inflation (either CPI or RPI) subject to certain minimum and maximum limits.
The sensitivity analysis (including the inflation sensitivity) does not include the impact of any change in the rate of salary increases as pensionable salaries have been frozen since 2 April 2014.
The life expectancy assumption has been applied by allowing for an increase/decrease in life expectation from age 60 of one year, based upon the approximate weighted average age for each scheme. While this is an approximate approach and will not give the same result as a one year increase in life expectancy at every age, it provides an appropriate indication of the potential impact on the schemes from changes in life expectancy.
There was no change in the methods and assumptions used in preparing the sensitivity analysis from the prior year.
Asset-liability matching strategies
The main schemes’ assets are invested in a diversified portfolio, consisting primarily of debt securities. The investment strategy is not static and will evolve to reflect the structure of liabilities within the schemes. Specific asset-liability matching strategies for each pension plan are independently determined by the responsible governance body for each scheme and in consultation with the employer.
A significant goal of the asset-liability matching strategies adopted by Group schemes is to reduce volatility caused by changes in market expectations of interest rates and inflation. In the main schemes, this is achieved by investing scheme assets in bonds, primarily fixed interest gilts and index linked gilts, and by entering into interest rate and inflation swap arrangements. These investments are structured to take into account the profile of scheme liabilities and actively managed to reflect both changing market conditions and changes to the liability profile. At 31 December 2021 the asset-liability matching strategy mitigated around 117 per cent of the liability sensitivity to interest rate movements and around 126 per cent of the liability sensitivity to inflation movements. In addition, a small amount of interest rate sensitivity arises through holdings of corporate and other debt securities. The higher level of hedging provides greater protection to the funding position of the schemes.
On 28 January 2020, the main schemes entered into a £10 billion longevity insurance arrangement to hedge part of the schemes’ exposure to unexpected increases in life expectancy. This arrangement forms part of the schemes’ investment portfolio and will provide income to the schemes in the event that pensions are paid out for longer than expected. The transaction was structured as a pass-through with Scottish Widows as the insurer, and onwards reinsurance to Pacific Life Re Limited. The valuation of the swap was £nil at inception and while there has been a slightly higher than expected number of deaths in the population covered by the arrangement, this has not had a material impact on the value of the swap. At 31 December 2021 the value of these swaps was £0.6 million, and is reflected in the value of scheme assets.
On 28 January 2022, the Lloyds Bank Pension Scheme No 1 entered into an additional £5.5 billion longevity insurance arrangement. The transaction is structured as a pass-through with Scottish Widows as the insurer, and onwards reinsurance to SCOR SE – UK Branch. The valuation of the swap was £nil at inception. In total the schemes have now hedged around 25 per cent of their longevity risk exposure.
Maturity profile of defined benefit obligation
The following table provides information on the weighted average duration of the defined benefit pension obligation and the distribution and timing of benefit payments:

	2021	2020
	Years	Years
Duration of the defined benefit obligation	17	19
Maturity analysis of benefits expected to be paid:

	2021	2020
	£m	£m
Within 12 months	1,352	1,293
Between 1 and 2 years	1,450	1,350
Between 2 and 5 years	4,651	4,347
Between 5 and 10 years	8,993	8,301
Between 10 and 15 years	9,668	9,093
Between 15 and 25 years	18,671	17,485
Between 25 and 35 years	13,846	13,479
Between 35 and 45 years	6,987	7,162
In more than 45 years	2,116	2,287
Maturity analysis method and assumptions
The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including allowance for expected future inflation. They are shown in their undiscounted form and therefore appear large relative to the discounted assessment of the defined benefit obligations recognised in the Group’s balance sheet. They are in respect of benefits that have been accrued prior to the respective year-end date only and make no allowance for any benefits that may have been accrued subsequently.
Defined contribution schemes
The Group operates a number of defined contribution pension schemes in the UK and overseas, principally Your Tomorrow and the defined contribution sections of the Lloyds Bank Pension Scheme No. 1.
During the year ended 31 December 2021 the charge to the income statement in respect of defined contribution schemes was £302 million (2020: £319 million; 2019: £287 million), representing the contributions payable by the employer in accordance with each scheme’s rules.
Other post-retirement benefit schemes
The Group operates a number of schemes which provide post-retirement healthcare benefits to certain employees, retired employees and their dependants. The principal scheme relates to former Lloyds Bank staff and under this scheme the Group has undertaken to meet the cost of post-retirement healthcare for all eligible former employees (and their dependants) who retired prior to 1 January 1996. The Group has entered into an insurance contract to provide these benefits and a provision has been made for the estimated cost of future insurance premiums payable.
For the principal post-retirement healthcare scheme, the latest actuarial valuation of the liability was carried out at 31 December 2021 by qualified independent actuaries. The principal assumptions used were as set out above, except that the rate of increase in healthcare premiums has been assumed at 6.82 per cent (2020: 6.40 per cent).
Movements in the other post-retirement benefits obligation:

	2021	2020
	£m	£m
At 1 January	(109)	(126)
Actuarial gains	4	16
Insurance premiums paid	3	4
Charge for the year	(2)	(3)
Exchange and other adjustments	1	—
At 31 December	(103)	(109)